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                    SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                  Date of Report (Date of earliest event
                          reported) June 11, 1994
                                    -------------

                       COMMISSION FILE NO.:  1-10571


                          NORTHEAST FEDERAL CORP.
                          -----------------------
          (Exact name of registrant as specified in its charter)


Delaware                                          06-1288154
- - ---------------------------------------------     -------------------
(State or other Jurisdiction of Incorporation     (IRS Employer or
organization)                                     Identification No.)

50 State House Square, Hartford CT                      06103
- - ---------------------------------------------     -------------------
(Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including
  area code                                          (203) 280-1000
                                                  -------------------

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ITEM 5.  OTHER EVENTS.


     On June 11, 1994, the Board of Directors of Northeast Federal Corp.
(the "Company") approved a definitive merger agreement with Shawmut National Corporation ("Shawmut"), which is attached hereto as an exhibit. Also attached is the press release announcing the agreement. The consummation of the transaction is subject to approval by the Company's shareholders, regulatory approvals, and various other conditions.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              By: /S/ Kirk W. Walters
                                  ________________________________
                                   Kirk W. Walters
                                   President and Chief Executive Officer


Dated: June 15, 1994
       ______________________

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                             LIST OF EXHIBITS
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Exhibit 2.     Agreement and Plan of Merger

Exhibit 99.    Press Release
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